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                                                                   EXHIBIT 10.15
                             [LETTERHEAD OF FARO]

Rick Haduch
Brown & Sharpe
200 Frechtown Road
North Kingston, RI

Subject: OEM contract (1) year extension

Dear Mr. Haduch:

Per section 8.1 of the FARO OEM Purchase Agreement signed on Mach 12, 1999 between FARO Technologies and Brown & Sharpe there is a stipulation requiring mutual written agreement prior to renewal of the agreement for a (1) year term.

This Document serves as FARO Technologies written agreement to extend the FARO OEM Purchase Agreement for a (1) year term starting March 12, 2001.

Please sign in the space provided below to confirm Brown & Sharpe's agreement to a (1) year extension of the OEM Agreement.

FARO TECHNOLOGIES, INC.

BY: /s/ Greg Fraser                                  DATE: 3/1/01
    ---------------                                        ------
    Greg Fraser
    Executive Vice President, Sales & Marketing


BROWN & SHARPE MANUFACTURING COMPANY


BY: /s/ Philip James                                DATE: March 1, 2001
    ----------------                                      -------------
        Philip James